UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2026

Nakamoto Inc.

(Exact name of registrant as specified in its charter)

001-42103	84-3829824
(Commission File Number)	(IRS Employer Identification Number)

300 10th Ave South, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

(385) 388-8220

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	NAKA	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase shares of Common Stock, par value $0.001 per share	NAKAW	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

X Space Hosted by Bitcoin Magazine

On February 18, 2026, David Bailey, the Chief Executive Officer and Chairman of the Board of Nakamoto Inc., a Delaware corporation (“Nakamoto”), participated in an X Space hosted by Bitcoin Magazine (the “X Space”) during which Mr. Bailey discussed Nakamoto’s pending acquisitions of BTC Inc., a Delaware corporation (“BTC”) and UTXO Management GP, LLC, a Tennessee liability limited company (“UTXO” and such acquisitions, the “Mergers”).

During a portion of the X Space, Mr. Bailey estimated that BTC and UTXO “...as whole did combined, over a roughly $100 million of revenue...” Based on preliminary unaudited results for BTC and UTXO for the 12-month period ended December 31, 2025, the actual combined revenue was $78 million.

The X Space can be found at the following link and is incorporated herein by reference:

https://x.com/i/spaces/1pKkOyyXWLAKj?s=20

Combined EBITDA of BTC and UTXO

During the X Space, Mr. Bailey also made a reference to the combined EBITDA of BTC and UTXO. We define EBITDA as Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”). Based on preliminary unaudited results for the 12-month period ended September 30, 2025, the combined EBITDA of BTC and UTXO was $34,180,486.

Non-GAAP Financial Measures

This Current Report on Form 8-K contains the following non-GAAP financial measures, consisting of EBITDA. Non-GAAP financial measures are financial measures that are derived from consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Non-GAAP financial measures are subject to material limitations as they are not measurements prepared in accordance with GAAP, and are not a substitute for such measurements. Nakamoto uses these non-GAAP financial measures and other key metrics internally to facilitate analysis of its financial and business trends and for internal planning and forecasting purposes. Nakamoto believes these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of its business, results of operations, or outlook. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in Nakamoto’s industry, may report EBITDA, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures.

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Reconciliation of Net Income to EBITDA

The following table presents a reconciliation of non-GAAP EBITDA to GAAP Net Income, the most directly comparable GAAP measure, based on preliminary unaudited financial results for BTC and UTXO for the 12-month period ended September 30, 2025:

	12-Month Period Ended September 30, 2025 (unaudited)
	BTC Inc.	UTXO Management GP, LLC	Intercompany Elimination	Total

Revenue	$65,321,216	$18,169,438	$(3,011,000)	$80,479,654

Net Income	$26,517,429	$13,552,144	-	$40,069,573
Net Tax Benefit	(6,029,248)	-	-	(6,029,248)
Interest Expense	129,384	-	-	129,384
Depreciation	10,777	-	-	10,777
EBITDA	$20,628,342	$13,552,144	-	$34,180,486

The furnishing of information under this Item 7.01 is not an admission as to the materiality of any information therein. The information contained herein is summary information that is intended to be considered in the context of more complete information included in Nakamoto’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that Nakamoto has made and may make from time to time by press release or otherwise. Nakamoto undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

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Forward Looking Statements

All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Nakamoto expects, believes or anticipates will or may occur in the future are forward-looking statements, as defined under U.S. federal securities laws, related to Nakamoto. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, including, without limitation, statements about expectations regarding anticipated synergies, cross−selling opportunities, operational plans, market expansion, the long−term strategic impact or anticipated effects of the Mergers, financial projections of BTC and/or UTXO, the timing of closing of the Mergers, Bitcoin-related strategies, Bitcoin treasury management activities, and Nakamoto’s anticipated holding of Bitcoin as part of its corporate treasury. Such forward-looking statements are inherently uncertain and involve numerous assumptions and risks.

Forward-looking terms used may include, but are not limited to, “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow,” “seek,” “see,” “aim,” “target,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, descriptions of Nakamoto and its operations, subsidiaries, strategies and plans, expectations regarding anticipated synergies, cross−selling opportunities, operational plans, market expansion, the long−term strategic impact or anticipated effects of the Mergers, financial projections of BTC and/or UTXO, the timing of closing of the Mergers, Bitcoin-related strategies, and Bitcoin treasury management activities. These statements may also relate to broader macroeconomic trends, industry developments, technology adoption, competitive positioning, market expansion, product launches, research and development efforts, acquisitions or dispositions, legal or regulatory developments, and other initiatives that could affect our future business performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Factors that could cause actual results to differ include, but are not limited to, the following: the acquisition of BTC or UTXO may not provide the benefits we anticipate receiving due to any number of factors, including the inability of BTC or UTXO to maintain current level of earnings or to continue to grow its sales to new and existing customers; our inability to successfully cross-sell business between our existing customers and BTC’s or UTXO’s existing products or services, or expand products or services to new customers; the effect of the announcement or pendency of the Mergers on our business relationships, performance, and business generally; the acquisition of BTC or UTXO may not be closed in a timely manner or at all, which may adversely affect the price of our securities; and we may encounter difficulties with integration or unanticipated costs related to the Mergers; Bitcoin market volatility; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Nakamoto’s control, including those detailed in Nakamoto’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and such other documents of Nakamoto that are filed, or will be filed, with the SEC that are or will be available on Nakamoto’s website at www.nakamoto.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that Nakamoto believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Nakamoto does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of Nakamoto or any other party, nor does it constitute a solicitation of any proxy or vote. Past performance is not indicative of future results.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

NAKAMOTO INC.

Dated: February 19, 2026	/s/ Teri Gendron
Teri Gendron
Chief Financial Officer

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